                                                                  Form of
                                                                  Exhibit (e)(5)

State Street Institutional Investment Trust
One Federal Street, 9th Floor
Boston, MA 02110

Date: May 19, 2005

ALPS Distributors, Inc.
370 Seventeenth Street
Denver, Colorado 80202-5627

Ladies and Gentlemen:

     Reference is made to the Distribution Agreement between us dated February 28, 2000, as amended (the "Agreement").

     Pursuant to the Agreement, this letter is to provide notice of the creation of an additional class of shares, the "Class R Shares" (the "New Class"), of the State Street Equity 500 Index Fund, a series of the State Street Institutional Investment Trust (the "Trust").

     We request that you act as Distributor under the Agreement with respect to the New Class.

     Please indicate your acceptance of the foregoing by executing two copies of this letter, retuning one copy to the Trust and retaining one copy for your records.

                                        Very truly yours,

                                        State Street Institutional Investment
                                        Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Accepted:
                                        ALPS Distributors, Inc.,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------